STRENGTH IN NUMBERS
Investor Presentation March 2011

Safe Harbor Statement
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the
Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.
Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk
Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the
Securities and Exchange Commission on February 28, 2011. In light of these risks, uncertainties and assumptions, the forward-
looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the
Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.
In addition, some of the market and industry date and forecast included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable we have not independently verified the accuracy and completeness of this information.
Insituform®, the Insituform® logo, InsituMain®, United Pipeline Systems®, Bayou Companies™, Corrpro® and our other trademarks referenced herein are the registered and unregistered trademarks of Insituform Technologies, Inc. and its affiliates.

2010 FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT PER SHARE DATA) FOR THE YEARS ENDED DECEMBER 31	2010	2009	2008	2007
Revenues	**$914,975**	$726,866	$536,664	$495,570
Gross Profit	**229,580**	190,591	129,597	99,108
Operating Income	**87,035**	49,117	33,882	13,530
Income from Continuing Operations	**60,562**	30,241	24,076	12,866
Income from Continuing Operations, excluding restructuring charges and acquisition-related expenses (Non-GAAP)[1]	**60,562**	38,926	24,076	12,866
Net Income	**60,462**	26,171	21,640	2,543
Diluted Earnings Per Share:				
Income from Continuing Operations	**$ 1.54**	$ 0.81	$ 0.86	$ 0.47
Income from Continuing Operations, excluding restructuring charges and acquisition-related expenses (Non-GAAP)[1]	**1.54**	1.04	0.86	0.47
Net Income	**1.53**	0.70	0.77	0.09

ENERGY & MINING

- Grew significantly in size and contribution through service and geographical expansion
- 2009 acquisitions were $0.37 accretive to diluted earnings per share in 2010
- *2010 Contribution to EPS: **$0.72***

NORTH AMERICAN SEWER REHABILITATION (NAR)

- Manufacturing optimization and growth in third-party tube sales were primary drivers to 2010 increased profitability
- Continued focus on crew efficiency and project management also contributed to performance improvement
- *2010 Contribution to EPS: **$0.68***

ASIA-PACIFIC AND EUROPEAN SEWER REHABILITATION

- We continue to push into new markets in Asia-Pacific and expand our footprint in Australia and India
- We made significant progress in European profitability and returns through right-sizing of contracting operations and increasing our focus on manufacturing
- *2010 Contribution to EPS: **$0.16***

Insituform®
Global Pipeline Protection™

Strength in Numbers

Strength in Numbers
• 2010 full-year income from continuing operations per
 diluted share is $1.54, an improvement of over 48%
 from 2009, and an all-time earnings record for Insituform
• Operating income as a percentage of revenue increased
 to 9.5%, an improvement of 40% from 2009

ROIC
• Return on invested capital (ROIC) increased to 9%
 in 2010, up from 6.7% in 2009
228%
Earnings Per Share
• Earnings per share have increased by
 228% since 2007
• We anticipate earnings per diluted share of
 $1.75 to $1.90 in 2011 as each of our
 business segments are poised for profitable
 growth and solid global market conditions
• We continue to believe we are on pace to
 reach our goal of 15% for both operating
 margin and ROIC in 2012
$1.54
Per Diluted Share
15%

Key Business Initiatives
SEWER REHABILITATION

• North America - Continue profitability
 improvements through optimization of
 project management and execution
 capabilities (both manufacturing and
 contracting businesses) and growth of
 third-party product sales
• Europe - Focus on improving
 profitability through optimizing
 installation businesses, expanding third
 -party tube sales throughout Europe
 and selectively targeting new lining
 products and services
• Asia-Pacific - Continue growth in India,
 Hong Kong, Singapore and Australia
 and expand third-party tube sales
 through development of certified
 installer program throughout Asia
ENERGY & MINING

• Expand service offering selectively
 through joint ventures and partnerships
  •- specialty linings, insulation coatings,
 double joint welding, etc.
• Focus on selective geographic
 expansion (Asia, Middle East)
 coordinated with current Insituform
 theatre management
• Continue investment in building
 business development opportunities for
 comprehensive service platform
• Become well-positioned in key spend
 areas - Gulf of Mexico, Canadian Oil
 Sands
WATER

• Focus on successful implementation of
 the InsituMain® System
• Develop broader water platform to
 capitalize on growing water
 infrastructure needs globally with
 particular emphasis on leveraging ou
 North American platform
• Build out a return-driven water services
 platform to create leverage from our
 sewer business

2007
$76,889
$15,929
$4,311
$1,979
2010
$104,262
$27,505
$21,358
$38,576
$34,854
$3,025
MUNICIPAL-SEWER AND WATER
INDUSTRIAL CONTRACTING
COATINGS AND RELATED SERVICES
ENGINEERING SERVICES
MANUFACTURING
LICENSING (ROYALTIES)

	2007	2010
Municipal — Sewer and Water Contracting	17.7%	21.0%
Industrial Contracting	38.3%	27.2%
Coatings and Related Services	N/A	21.6%
Engineering Services	N/A	27.8%
Manufacturing	25.4%	44.8%
Licensing (Royalties)	100%	100%
Total Gross Profit Margin	**20.0%**	**25.1%**

Insituform
Global Pipeline Protection

Financial Performance Trend

While municipal contracting remains Insituform's largest line of business, other higher margin products and services are growing in prominence on our expanded business platform.
While Insituform's gross profit margin improved in 2010
compared to previous years, we are focused on offering higher-
margin products and services to drive greater returns to our stockholders. Insituform's overall gross profit margin was
25.1%, a 26% increase over 2007.
GROSS MARGIN BY PRODUCT
25.1%
2010 Gross Profit Margin
GROSS PROFIT BY PRODUCT
(in thousands)

$230M
2010 Gross Profit

2.3%
6.4%
6.7%
9.0%
2007
2008
2009
2010

$13,530
$33,882
$49,117
$87,035
2007
2008
2009[1]
2010

2.7%
6.3%
6.8%
9.5%
2007
2008
2009
2010

Insituform
Global Pipeline Protection

Focus on Returns

OPERATING INCOME
(in thousands)
INSITUFORM OPERATING MARGIN
OPERATING MARGIN UP 252% SINCE 2007
INSITUFORM ROIC
ROIC UP 291% SINCE 2007
• We have moved a long way towards our goal of achieving a 15% return on invested capital and 15% operating margin in 2012, but we have more work to do.

• We anticipate achieving this target through:
15%
Target Return on Invested
Capital and Operating
Margin by 2012
- Driving profitable growth in our international markets in Energy & Mining and sewer rehabilitation
- Continuing to upgrade NAR’s execution capability and expand higher margin manufacturing profitability. We will continue to evaluate our contracting markets for appropriate risk/reward relationships.
- Continuing emphasis on higher margin, higher return profile businesses
- Leveraging our operating cost structure
OPERATING INCOME UP 543% SINCE 2007
1
(1) For the 2009 Financial Reconciliation (Non-GAAP), see Page A-1

5 THE NUMBER OF BUSINESS UNITS IN THE INSITUFORM FAMILY OF COMPANIES

The strength of Insituform's 2010 performance is a direct reflection of the contributions made by each of the five business units we operate.

Individually, these businesses apply their specialized expertise to solving pipeline challenges for the sewer, water, oil, gas and mining industries. Collectively, they give Insituform the comprehensive capabilities and experience needed to serve the world's pipeline infrastructure. Given the synergies that exist among them, they create a whole that is greater than the sum of their parts.

The following slides detail the accomplishments of each of our business units:

- Energy & Mining
- North American Sewer Rehabilitation
- European Sewer Rehabilitation
- Asia-Pacific Sewer Rehabilitation
- Water

Insituform
Global Pipeline Protection

Business Units

Energy & Mining

$382M
2010 Energy & Mining Revenues
($ in “000”)	2010	2009(1)	2008	2007
Revenue	$ 382,246	$ 241,678	$ 60,567	$ 41,606
Gross profit	105,309	67,185	18,250	15,929
Gross margin %	27.5%	27.8%	30.1%	38.3%
Operating income	41,121	18,472	10,896	9,120
Operating margin %	10.8%	7.6%	18.0%	21.9%
Backlog	146,095	180,178	18,703	26,225
2010 Performance Highlights
•  Corrpro Companies and United Pipeline Systems (UPS)
 experienced record revenues in 2010.
•  The Bayou Companies’ revenues significantly increased
 due to expanded service offerings.
•  Backlog in the South American operation of our UPS
 business increased to $20 million. UPS’ North American
 operations also increased revenue by 35.2% to $37.3
 million. UPS also opened an office in Oman early in 2010.
2011 Outlook
•  Entering 2011 we anticipate robust growth in all of our Energy &
 Mining markets around the world.
•  Bayou’s Canadian pipe coating operation exceeded our 2010 expectations, and we expect significant growth in 2011.
•  UPS is on track to continue the momentum of 2010 with
 stronger performance in 2011, with record backlog and growing strength in South America, Australia and the Middle East.
•  Corrpro expects to grow revenues by more than 10%.
(1) See Financial Reconciliation on Page A-2

North American Sewer Rehabilitation (NAR)

$42M
2010 NAR Operating Income
($ in “000”)	2010	2009	2008(1)	2007(1)
Revenue	$ 400,638	$ 354,418	$ 340,296	$ 348,085
Gross profit	93,078	91,346	75,435	58,890
Gross margin %	23.2%	25.8%	22.2%	16.9%
Operating income	42,029	38,357	17,041	(3,367)
Operating margin %	10.5%	10.8%	5.0%	-1.0%
Backlog	155,631	180,858	150,808	159,974
2010 Performance Highlights
•  Our overall win rate remained strong in both size and
 quantity of projects.
•  Growth in operating income continued to climb due to
 manufacturing profitability, increased third-party tube
 sales, improved project management capability and lower
 operating costs.
2011 Outlook
• We expect municipal sewer markets to continue to be stable.
• We will continue to:
 - focus on large projects
 - improve bidding discipline to optimize our market share and
  - increase our win rate
 - increase efficiency of operating expenses
 - expand our project management capability
• We expect continued growth of our third-party tube sales
• through increased market penetration.
(1) See Financial Reconciliation on Page A-2

European Sewer Rehabilitation

44%
2010 Operating Income
Improvement over 2009
($ in “000”)	2010	2009(1)	2008(1)	2007
Revenue	$ 74,050	$ 85,993	$ 104,225	$ 100,658
Gross profit	20,526	22,774	23,228	23,300
Gross margin %	27.7%	26.5%	22.3%	23.1%
Operating income	5,116	3,561	964	5,368
Operating margin %	6.9%	4.1%	0.9%	5.3%
Backlog	23,309	37,195	25,150	39,011
2010 Performance Highlights
•  Gross margin increased from 26.5% in 2009 to 27.7% in 2010.
•  We achieved significant cost savings and increased
 margins through our 2009 restructuring initiative.
•  Operating margins increased from 4.1% in 2009 to 6.9% in 2010.
•  We initiated production of the InsituMain® System, our
 cured-in-place pipe (CIPP) solution for pressure pipelines.
•  We successfully tested a glass-fiber reinforced CIPP
 product, which will be manufactured in our UK facility.
2011 Outlook
•  We anticipate growth in the United Kingdom, The Netherlands and in third-party tube sales.
•  We anticipate increasing margins through improved
 productivity and execution, lower operating costs and a mix shift that favors product sales over contracting revenues.
•  We will continue to expand our portfolio of trenchless products and services, including the full commercialization of our glass-
 fiber reinforced CIPP product.
(1) See Financial Reconciliation on Page A-2

Asia-Pacific Sewer Rehabilitation

$79.8M
2010 Asia-Pacific Backlog
($ in “000”)	2010	2009(1)	2008	2007
Revenue	$ 43,493	$ 33,256	$ 10,129	$ 973
Gross profit	10,108	9,032	2,938	544
Gross margin %	23.2%	27.2%	29.0%	55.9%
Operating income	105	3,441	1,639	(507)
Operating margin %	0.2%	10.3%	16.2%	-52.1%
Backlog	79,825	57,423	46,238	34,362
2010 Performance Highlights
•  We acquired our former licensee in Singapore, further
 expanding our trenchless rehabilitation business in
 Southeast Asia.
•  We expanded our presence in Australia.
• To promote tube sales in small-diameter markets, we
 introduced our Certified Installer Program™ in Singapore,
 Malaysia and China.
2011 Outlook
•  Overall market growth in 2011 is expected to be strong throughout the Asia-Pacific region. The Indian market should return to normal conditions, and we anticipate achieving further expansion into Australia and other newer markets, including Malaysia and Brunei.
•  We are focused on establishing the necessary facilities and resources needed to significantly expand third-party tube sales across the region.
•  Demand for maintenance contracts will likely grow as more municipalities learn of our services. Sewer pipes are generally older and in worse condition in this region than in many parts of the world.
(1) See Financial Reconciliation on Page A-2

115
2010 Water Pipeline
Rehabilitation Installations
($ in “000”)	2010	2009	2008	2007
Revenue	$ 14,548	$ 11,521	$ 13,447	$ 4,248
Gross profit	559	254	1,745	445
Gross margin %	3.8%	2.2%	13.0%	10.5%
Operating income	(1,336)	(2,578)	(1,658)	(1,584)
Operating margin %	-9.2%	-22.4%	-12.3%	-37.3%
Backlog	3,815	7,708	8,173	2,113
2010 Performance Highlights
• The InsituMain® System, our proprietary solution for
 rehabilitating water pipelines, meets NSF/ANSI Standard
 61 for drinking water, which is the industry requirement for all 50 U.S. states. In Canada, the InsituMain® System is
 certified for drinking water installations in all ten provinces
•  We opened a new office in Montreal to meet increased
 demand for water and sewer pipeline rehabilitation in the
 Eastern Canadian province of Quebec. Within months of
 opening, backlog in the new office exceeded $3 million,
 including nearly $2 million in projects involving the
 InsituMain® System.
2011 Outlook
• While we will grow through market acceptance of our
 InsituMain® System, we also intend to follow a parallel path of growth through acquisition. We will consider acquisitions that enable us to build out the front end of our water platform or add complementary products and services.
• We will dedicate research and development resources to
 expanding the technical envelope of the InsituMain® System
 and will continue to seek broader market acceptance of our
 product offering.
Water

$9.6
$41.9
$58.3
$53.5
2007
2008
2009
2010

17%
DEBT
83%
EQUITY

Insituform
Global Pipeline Protection

Financial Strength

OPERATING CASH FLOW
$53.5MILLION
Insituform has historically produced strong operating
cash flows, and has increased it from $9.6 million in
2007 to $53.5 million in 2010. Operating cash flow
decreased slightly in 2010 compared to 2009 due to
an increase in our collection cycle as a result of the
global economic downturn. In 2010, many of our
customers, primarily municipalities, increased their
payment cycle.
OPERATING CASH FLOW
(in millions)
INSITUFORM’S 2010
DEBT-TO-EQUITY
17%
Insituform’s debt-to-equity ratio is a sign of the
company’s financial strength. It also indicates we have
the flexibility to generate additional growth.
Total operating cash flow in 2010
UNRESTRICTED CASH
$114.8MILLION
Total unrestricted cash at
December 31, 2010
Unrestricted cash represents a company’s instant
monetary reserves. We increased Insituform’s
unrestricted cash to $114.8 million at year-end 2010,
up from $79.0 million at year-end 2007. This 45.3%
increase in cash, together with our low debt, provides
us flexibility to pursue organic and inorganic growth
opportunities.
STRONG
•  A conservative capital structure and strong
 cash position have enabled us to grow in
 uncertain economic times.

•  We now have the flexibility to use our balance
 sheet strength to pursue strategic growth
 opportunities, including acquisitions that will
 help us to reach and exceed our return
 targets.

WE ARE CONTINUING TO REVIEW OPPORTUNITIES TO EXPAND CAPABILITY:

- Broader linings capabilities and insulation products in high spend geographies – Gulf of Mexico, Canadian Oil Sands
- Expand Water platform by focusing on inspection/leak detection and broader product capability
- Break-through in India to create a growing bid table reflective of need
- Continue to broaden our Asia-Pacific platform positioning our product/ services to take advantage of theatre growth

Insituform
Global Pipeline Protection

Growth Initiatives

Appendix

Financial Reconciliation
(GAAP to Non-GAAP Information)
2009 Financial Reconciliation (Non-GAAP) (In thousands, except earnings per share [EPS] data)
	Amount	EPS
Income from continuing operations (as reported)	$ 30,241	$0.81
Restructuring charges	3,796	0.10
Acquisition-related expenses (credits)	4,889	0.13
Income from Continuing Operations, excluding restructuring charges and acquisition-related expenses	$ 38,926	$1.04
The following is a reconciliation of Insituform's financial information as shown in presentation (GAAP to Non-GAAP) on Page 3:
A-1

European Sewer Rehabilitation
($ in”000”)	As Reported 2009	Adjustment	Adjusted 2009
Revenue	$ 85,933	$ -	$ 85,993
Gross profit	22,774	-	22,774
Operating expense	20,430	(1,217)	19,213
Restructuring charges	3,349	(3,349)	-
Operating income	(1,005)	4,566	3,561
The following is a reconciliation of Insituform's financial information as shown in presentation (GAAP to Non-GAAP)
on Pages 9 through 12:
Asia-Pacific Sewer Rehabilitation
($ in”000”)	As Reported 2009	Adjustment	Adjusted 2009
Revenue	$ 33,256	$ -	$ 33,256
Gross profit	9,032	-	9,032
Operating expense	5,591	-	5,591
Acquisition-related expenses	22	(22)	-
Operating income	3,419	22	3,441
Energy & Mining
($ in”000”)	As Reported 2009	Adjustment	Adjusted 2009
Revenue	$ 241,678	$ -	$ 241,678
Gross profit	67,185	-	67,185
Operating expense	48,713	-	48,713
Restructuring charges	676	(676)	-
Acquisition-related expenses	6,872	(6,872)	-
Operating income	10,924	7,548	18,472
A-2
North American Sewer Rehabilitation (NAR)
($ in”000”)	As Reported 2007	Adjustment	Adjusted 2007
Revenue	$ 348,085	$ -	$ 348,085
Gross profit	58,890	-	58,890
Operating expense	62,257	-	62,257
Settlement of litigation	(4,500)	4,500	-
Operating income	1,133	(4,500)	3,367
North American Sewer Rehabilitation (NAR)
($ in”000”)	As Reported 2008	Adjustment	Adjusted 2008
Revenue	$ 340,296	$ -	$ 340,296
Gross profit	75,435	-	74,435
Operating expense	60,094	-	60,094
Proxy-related expenses	-	(1,700)	(1,700)
Operating income	15,341	1,700	17,041
European Sewer Rehabilitation
($ in”000”)	As Reported 2008	Adjustment	Adjusted 2008
Revenue	$ 112,225	$ (8,000)	$ 104,225
Gross profit	31,228	(8,000)	23,228
Operating expense	23,564	-	23,564
Settlement of litigation	-	1,300	(1,300)
Operating income	7,664	(6,700)	964
Financial Reconciliation
(GAAP to Non-GAAP Information)